UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2022 (February 23, 2022)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, UK

 (Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Quarterly Dividend

Attached as Exhibit 99.1 is a copy of a press release of Tronox Holdings plc (the “Company”), dated February 23, 2022, announcing that the Company’s Board of Directors declared a cash dividend of $0.125 per share payable on April 8, 2022 to shareholders of record at the close of business on March 7, 2022.

Incremental Term Loan and Optional Notes Redemption

In addition, on February 23, 2022, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing the launch of an incremental term loan under the Company’s existing credit agreement in an amount of $400 million (the “Incremental Term Loan”), the proceeds of which are expected to be used, along with cash on hand, to redeem all of its outstanding $500 million aggregate principal amount of 6.5% Senior Secured Notes due 2025 (the “Notes”). The redemption will be effected in accordance with the terms of the indenture governing the Notes and the redemption price for the Notes will be 100% of the principal amount redeemed, plus a customary “make-whole” premium, plus interest accrued and unpaid to the redemption date.  The redemption date is expected to occur on April 4, 2022.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press Release, dated February 23, 2022 reporting Tronox Holdings plc’s quarterly dividend.
99.2	Press Release, dated February 23, 2022 regarding launch of incremental term loan and conditional notes redemption.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: February 23, 2022	By:	/s/ Jeffrey Neuman
Name: Jeffrey Neuman
Title: Senior Vice President, General Counsel and Secretary